UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2022
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way
Round Rock,	Texas	78682
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On February 24, 2022, Dell Technologies Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter and fiscal year ended January 28, 2022. A copy of the press release is furnished as Exhibit 99.1 to this current report.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this Item 2.02 and in Exhibit 99.1 to this current report is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Further, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 8.01    Other Events.

On February 24, 2022, the Company announced that its Board of Directors has adopted a dividend policy under which the Company intends to pay quarterly cash dividends on its common stock, beginning in the current fiscal quarter, at an initial rate of $1.32 per share per fiscal year (or approximately $1 billion in the aggregate per fiscal year). The Company also announced that the Board has declared the initial quarterly dividend under the new policy in the amount of $0.33 per share, which will be payable on April 29, 2022 to the holders of record of all of the issued and outstanding shares of common stock as of the close of business on April 20, 2022.

The dividend policy and the declaration and payment of each quarterly cash dividend will be subject to the Board’s continuing determination that the policy and the declaration of dividends thereunder are in the best interests of the Company’s stockholders and are in compliance with applicable law. The Board retains the power to modify, suspend or cancel its dividend policy in any manner and at any time that it may deem necessary or appropriate in the future.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

The following documents are herewith filed or furnished as exhibits to this report:

Exhibit Number	Description
99.1	Press Release of Dell Technologies Inc. dated February 24, 2022.
104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2022	Dell Technologies Inc.
	By:	/s/ Robert Potts
Robert Potts Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

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